Exhibit 99.1
Clearwater Analytics to Partner with Wilshire and Acquire Sophisticated Risk and Performance Models

Partnership to Benefit Clients of Both Companies and Dramatically Enhance Offering for the Risk and Performance Needs of Front and Middle Office Clients

BOISE, Idaho and Santa Monica, Calif., April 2, 2024 — Clearwater Analytics (NYSE: CWAN), a leading provider of SaaS-based investment management, accounting, reporting, and analytics solutions, today announced that it has entered into a definitive agreement to acquire risk and performance analytics solutions from Wilshire Advisors LLC, a leading global financial services firm. Specifically, Clearwater will acquire Wilshire AxiomSM, Wilshire AtlasSM, Wilshire Abacus, and Wilshire iQComposite, which provide fixed income analytics, equity analytics and performance measurement, accounting, and GIPS® compliance support analytics, respectively, and will merge them with its own risk and performance analytics platform to create a powerful and compelling product for its customers.

The partnership, which will be co-branded as Clearwater Wilshire Analytics, will allow both companies to provide enhanced analytical capabilities for investment managers and institutional asset owners such as public pension plans, insurers, foundations, endowments and more. Partnering with Wilshire, Clearwater will be able to deepen and strengthen its position in the institutional asset owner market. The transaction is expected to close in the second quarter of 2024, subject to customary closing conditions.

The new Clearwater Wilshire Analytics platform will help clients calculate performance and risk attribution, assist with security-level portfolio construction, uncover new strategies, access high-quality portfolio models, and identify investment opportunities that maximize returns and mitigate risk. As a result, investment teams will be able to significantly improve client satisfaction and drive faster growth of assets under management compared to the market.

Wilshire’s industry-leading analytics have a long history of excellence and adoption from clients worldwide. These highly sophisticated, widely adopted and proven models have helped clients strengthen their portfolios across various market conditions and have stood the test of time. Clearwater expects to invest in building out a modern front-end, broaden coverage of asset classes, and enhance Wilshire’s current offerings with the capabilities of its own platform, helping to make Clearwater a leading provider of comprehensive and powerful risk and performance solutions, and benefiting clients of both organizations. Wilshire will continue to focus its strategic growth on its core retirement and wealth, alternatives, and institutional business lines. Following the close, Wilshire will continue to have access to the analytics software to support its clients.

“The strategic acquisition of Wilshire’s AxiomSM, AtlasSM, Abacus, and iQComposite products marks a significant milestone for Clearwater, positioning us to supercharge our clients’ risk and performance capabilities across their front and middle office functions, while perfectly aligning with the long-term needs of our clients across the entire investment lifecycle,” said Sandeep Sahai, CEO at Clearwater Analytics.

“Wilshire’s powerful IP in combination with Clearwater’s comprehensive, trusted foundational platform delivers tremendous benefits to our clients and sets a new standard in the industry. Together, we’re incredibly excited to expand into high-growth markets with a best-in-class investment management solution that will accelerate the way our clients grow their business.”

“Our team has built a robust, time-tested suite of solutions that delivers actionable insights and continues to represent the gold standard in the industry,” said Andy Stewart, CEO at Wilshire. “Clearwater is the ideal steward to expand the business, invest in these capabilities, and accelerate the growth of these analytic tools to serve a wide range of clients.”

“This collaboration was made possible by the contributions, expertise and passion of our analytics team,” said Jason Schwarz, Deputy CEO at Wilshire. “The combined Clearwater Wilshire Analytics platform will help improve investment outcomes for existing clients as well as reach potential new clients in markets that have historically not had access to our capabilities.”

Clearwater expects to pay roughly $40 million for Wilshire’s assets while adding approximately $7 million in annualized revenue.

About Wilshire

Wilshire is a leading global financial services firm and trusted partner to a diverse range of approximately 500 leading institutional investors and financial intermediaries. Our clients rely on us to improve investment outcomes for a better future. Wilshire advises on over $1.3 trillion in assets and manages over $100 billion in assets as of December 31, 2023. Wilshire is headquartered in the United States with offices worldwide. More information on Wilshire can be found at www.wilshire.com.

About Clearwater Analytics

Clearwater Analytics (NYSE: CWAN), a global, industry-leading SaaS solution, automates the entire investment lifecycle. With a single instance, multi-tenant architecture, Clearwater offers award-winning investment portfolio planning, performance reporting, data aggregation, reconciliation, accounting, compliance, risk, and order management. Each day, leading insurers, asset managers, corporations, and governments use Clearwater’s trusted data to drive efficient, scalable investing on more than $7.3 trillion in assets spanning traditional and alternative asset types. Additional information about Clearwater can be found at clearwateranalytics.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the following factors in reference to Clearwater and/or the assets to be acquired: possible or assumed future results of operations, possible or assumed performance, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry, economic and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms, but are not the exclusive means of identifying such statements.

Forward-looking statements involve known and unknown risks, uncertainties, and other factors, many of which are beyond Clearwater’s control, that may cause Clearwater's actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, Clearwater's ability to successfully integrate the operations and technology of the assets to be acquired with those of Clearwater, retain and incentivize the employees related to the assets to be acquired following the close of the acquisition, retain the clients to be acquired and successfully close the acquisition of the assets to be acquired, as well as other risks and uncertainties discussed under “Risk Factors” in Clearwater’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the US Securities and Exchange Commission (the “SEC”) on February 29, 2024, and in other periodic reports filed by Clearwater with the SEC. These filings are available at www.sec.gov and on Clearwater’s website. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent management’s beliefs and assumptions only as of the date of this press release and should not be relied upon as representing Clearwater’s expectations or beliefs as of any date subsequent to the time they are made. Clearwater does not undertake to and specifically declines any obligation to update any forward-looking statements that may be made from time to time by or on behalf of Clearwater.

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Media Contacts:

Clearwater
Claudia Cahill, Head of Communications and PR | +1 208-433-1200 | press@clearwateranalytics.com

Wilshire
Prosek Partners, Aiden Woglom / Kiki O’Keeffe | pro-wilshire@prosek.com